Stock Repurchase Plans	6 Months Ended
Jun. 30, 2024
Equity [Abstract]
Stock Repurchase Plans	Stock Repurchase Plans
On March 30, 2017, Former Six Flags announced that its Board of Directors approved a stock repurchase plan that permitted Former Six Flags to repurchase an incremental $500.0 million in shares of Former Six Flags’ common stock (the "March 2017 Stock Repurchase Plan"). As of June 30, 2024, Former Six Flags had repurchased 8,071,000 shares at a cumulative cost of approximately $365.1 million and an average price per share of $45.24 under the March 2017 Stock Repurchase Plan, leaving approximately $134.9 million not utilized for permitted repurchases. Former Six Flags did not made any repurchases during the six months ended June 30, 2024.